                                                                   EXHIBIT 10(p)
                                                                   -------------












                              BOB EVANS FARMS, INC.
                           FIRST AMENDED AND RESTATED
                                      1993
                      LONG TERM INCENTIVE PLAN FOR MANAGERS
                    (REFLECTS AMENDMENTS THROUGH MAY 1, 2002)

                              BOB EVANS FARMS, INC.
                           FIRST AMENDED AND RESTATED
                                      1993
                      LONG TERM INCENTIVE PLAN FOR MANAGERS
                    (REFLECTS AMENDMENTS THROUGH MAY 1, 2002)
                                Table of Contents

                                                                                                               PAGE
                                                                                                               ----

ARTICLE I - GENERAL..............................................................................................1

   Section 1.1  Effective Date...................................................................................1
   Section 1.2  Intent...........................................................................................1

ARTICLE II - DEFINITIONS AND USAGE...............................................................................1

   Section 2.1  Definitions......................................................................................1
   Section 2.2  Usage............................................................................................3

ARTICLE III - STOCK AVAILABLE UNDER THE PLAN.....................................................................3

   Section 3.1  Common Shares Available..........................................................................3
   Section 3.2  Adjustment in Shares.............................................................................4

ARTICLE IV - ELIGIBILITY AND PARTICIPATION.......................................................................4

   Section 4.1  Eligibility......................................................................................4
   Section 4.2
   Section 4.3  SERP Eligibility.................................................................................4

ARTICLE V - PERFORMANCE AWARDS...................................................................................5

   Section 5.1  Performance Awards...............................................................................5
   Section 5.2  Vesting and Payment of Restricted Shares.........................................................6

ARTICLE VI - EVENTS OCCURRING PRIOR TO VESTING OF RESTRICTED SHARES..............................................7


ARTICLE VII - ADMINISTRATION.....................................................................................8

   Section 7.1  General..........................................................................................8
   Section 7.2  Administrative Rules.............................................................................8
   Section 7.3  Duties...........................................................................................8
   Section 7.4  Fees.............................................................................................9

ARTICLE VIII - MISCELLANEOUS PROVISIONS..........................................................................9

   Section 8.1  Amendment and Termination of Plan................................................................9
   Section 8.2  No Assignment....................................................................................9
   Section 8.3  Successors and Assigns...........................................................................9
   Section 8.4  Governing Law....................................................................................9
   Section 8.5  No Guarantee of Employment.......................................................................9
   Section 8.6  Income Tax Payment...............................................................................9
   Section 8.7  Beneficiary Designation Procedure................................................................10
   Section 8.8  Severability.....................................................................................10
   Section 8.9  Notification of Addresses........................................................................10

   Section 8.10 Bonding..........................................................................................10
   Section 8.11 Stock Transfer Restrictions......................................................................10

ARTICLE IX - FUNDING.............................................................................................10


ARTICLE X - INDEMNIFICATION......................................................................................11

                              BOB EVANS FARMS, INC.
                           FIRST AMENDED AND RESTATED
                                      1993
                      LONG TERM INCENTIVE PLAN FOR MANAGERS
                    (REFLECTS AMENDMENTS THROUGH MAY 1, 2002)

                                    PREAMBLE

WHEREAS, Bob Evans Farms, Inc. (the "Company") provides annual cash incentive awards to mid-level managers based on attaining individual, business group and corporate financial goals and results; and

WHEREAS, effective May 1, 1993, the Company established the Bob Evans Farms, Inc. Long Term Incentive Plan for Managers to provide mid-level managers additional incentive compensation, in the form of equity ownership, based on attaining growth in net income of the Company; and

WHEREAS, the Company desires to amend and restate the Plan;

NOW, THEREFORE, the Company hereby amends and restated the Plan by adoption of the Bob Evans Farms, Inc. First Amended and Restated 1993 Long Term Incentive Plan for Managers as hereinafter provided:


                                    ARTICLE I
                                     GENERAL

SECTION 1.1 Effective Date. The Plan was initially effective as of May 1, 1993 and is amended and restated effective May 1, 2002. The rights, if any, of any person whose status as an employee of the Employer has terminated shall be determined pursuant to this Plan as in effect on the date such employee terminated, unless a subsequently adopted provision of this Plan is made specifically applicable to such person.

SECTION 1.2 Intent. The Plan is intended to be an unfunded plan for the purpose of providing incentive compensation to mid-level managers and is not intended to be an "employee welfare benefit plan" or an "employee pension benefit plan" as those terms are defined in Section 3 of ERISA.


                                   ARTICLE II
                              DEFINITIONS AND USAGE

SECTION 2.1 Definitions. Wherever used in this Plan, the following words and phrases shall have the meaning set forth below unless the context plainly requires a different meaning:

         "Account" means the account established under this Plan to which Restricted Shares shall be credited on behalf of a Participant, as described in Section 5.1.

         "Actual Performance Level" means the amount by which Net Income for the applicable Fiscal Year exceeds Net Income for the immediately preceding Fiscal Year.

         "Board" means the Board of Directors of the Company.

         "Committee" means the Compensation Committee of the Board.

         "Common Share" means a share of common stock, par value $0.01 per share, of the Company.

         "Company" means Bob Evans Farms, Inc., a corporation organized under the laws of the State of Delaware, and any successor thereto.

         "Compensation" means the total cash wages or salary, including any cash bonuses (but not cash prizes or contest awards), paid to a Participant by the Employer for a Fiscal Year.

         "Disability" means a physical or mental condition of a Participant resulting from a bodily injury, disease, or mental disorder which renders him incapable of continuing in the employment of the Employer. Such Disability shall be determined by the Committee based upon appropriate medical advice and examination, and taking into account the ability of the Participant to continue in his same, or similar, position with the Employer.

         "Employer" means Bob Evans Farms, Inc. or any of its wholly-owned subsidiaries that adopt the Plan with its consent.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Fair Market Value" means as of any day (a) the last reported closing price for a Common Share on the NASDAQ National Market System or on any securities exchange on which the Common Shares may be listed for the day as of which such determination is being made or, if there was no sale of Common Shares so reported for such day, on the most recently preceding day on which there was such a sale or (b) if the Common Shares are not listed or admitted to trading on the NASDAQ National Market System or on any securities exchange on the day as of which the determination is being made, the amount determined by the Committee to be the fair market value of a Common Share on such day.

         "Fiscal Year" means the 52/53 week year ending on the last Friday in April of each year.

         "Net Income" means Company consolidated net income before extraordinary items.

         "Participant" means an eligible employee who is participating in this Plan in accordance with Section 4.2 or Section 4.3.

         "Performance Award" means the amount payable to a Participant for a Fiscal Year determined in accordance with Section 5.1.

         "Plan" means the Bob Evans Farms, Inc. Long Term Incentive Plan for Managers, as amended and restated in the form of the Bob Evans Farms, Inc. First Amended and Restated 1993 Long Term Incentive Plan for Managers and as it may be amended from time to time.

         "Restricted Share" means a Common Share that cannot be sold, transferred, pledged, assigned or otherwise encumbered for the period beginning on the date such share is awarded pursuant to the Plan and ending on the date as of which the Participant on whose behalf such share was awarded satisfies the vesting requirements under Section 5.2(a) and such share is delivered to such Participant pursuant to
         Section 5.2(a).

         "Termination for Cause" means the termination of a Participant's employment due to any act which, in the Committee's discretion, is deemed to be inimical to the best interests of the Company (or any Employer), including, but not limited to: (i) serious, willful misconduct in respect of his duties for the Employer, (ii) conviction of a felony or perpetration of a common law fraud, (iii) willful failure to comply with applicable laws with respect to the execution of the Employer's business operations, (iv) theft, fraud, embezzlement, dishonesty or other conduct which has resulted or is likely to result in material economic damage to the Company, any Employer, or any of their affiliates or subsidiaries, or (v) failure to comply with requirements of the Employer's drug and alcohol abuse policies, if any.

         "Threshold Performance Level" means the targeted percentage, established by the Committee pursuant to Section 5.1(b), by which Net Income for the applicable Fiscal Year is to exceed Net Income for the immediately preceding Fiscal Year for purposes of computing any Performance Award for such applicable Fiscal Year under Section 5.1(c).

SECTION 2.2 Usage. Except where otherwise indicated by the context, any masculine terminology used herein also shall include the feminine and vice versa, and the definition of any term herein in the singular shall also include the plural and vice versa.


                                   ARTICLE III
                         STOCK AVAILABLE UNDER THE PLAN

SECTION 3.1 Common Shares Available. The total number of Common Shares payable pursuant to Performance Awards made under this Plan shall be five hundred thousand (500,000), subject to any adjustment as set forth in Section 3.2. The Common Shares payable pursuant to Performance Awards made under this Plan may consist, in whole or in part, of authorized but unissued shares or treasury shares. Any Restricted Shares that are forfeited in accordance with Section 5.2(a) shall again be available as Common Shares payable pursuant to Performance Awards made under this Plan.

SECTION 3.2 Adjustment in Shares. In the event of:

         (a) a merger or consolidation of the Company with another corporation as a result of which the Company is not the surviving corporation;

         (b) a transfer of all or substantially all of the assets of the Company to another corporation;

         (c) a recapitalization, reorganization or restructuring of the Company; or

         (d) a stock dividend payment, or a combination, split-up, or reclassification of, or substitution of other securities for, outstanding Common Shares,

         the Committee in its sole discretion may take such action: (i) to provide that Participants on whose behalf Restricted Shares are maintained prior to the applicable event have rights in a proportionate number of Common Shares after the event as existed as Common Shares immediately prior to such event; (ii) to substitute property or other securities for Restricted Shares, or (iii) to adjust the aggregate number of Common Shares available under this Plan.

Any adjustment pursuant to this Section 3.2 in the number of Common Shares available under this Plan shall be a whole number, and any fraction that may otherwise result as a result of the operation of this Section 3.2 shall be rounded to the nearest whole number.


                                   ARTICLE IV
                          ELIGIBILITY AND PARTICIPATION

SECTION 4.1 Eligibility. An individual employed by the Employer as a "restaurant general manager," "area director" or "corporate manager," as those positions are defined by the Company, shall be eligible to participate in this Plan after three (3) years of service with the Employer in a managerial position.

SECTION 4.2 Participation. An employee who is eligible to participate in this Plan pursuant to Section 4.1 shall become a Participant on the first day of the month coincident with or immediately following the date on which the employee completes three (3) years of service with the Employer in a managerial position, and shall cease as of the earlier of: (i) the date the employee is transferred to a position with the Employer other than a position described in Section 4.1, or (ii) the date the employee separates from employment with the Employer.

SECTION 4.3 SERP Eligibility. An employee who ceases to participate in this Plan pursuant to Section 4.2 and is thereafter eligible to participate in the Bob Evans Farms, Inc. Supplemental

Executive Retirement Plan, as most recently amended and restated in the form of the Bob Evans Farms, Inc. and Affiliates 2002 Second Amended and Restated Supplemental Executive Retirement Plan, and as it may subsequently be amended (the "SERP") shall receive credit for purposes of Section 5.2(a) for each year of service in which he is employed by the Employer and eligible to participate in the SERP.


                                    ARTICLE V
                               PERFORMANCE AWARDS

SECTION 5.1  Performance Awards.

         (a) General. Each Participant shall receive or shall have his Account credited with a Performance Award with respect to a Fiscal Year in which the Actual Performance Level exceeds the Threshold Performance Level. The Performance Award a Participant shall receive, or with which his Account is credited, shall be determined under Subsection (c), below.

         (b) Establishment of Threshold Performance Level. Except as otherwise provided in this Subsection (b), the Committee shall establish a Threshold Performance Level for each Fiscal Year. A Threshold Performance Level for a Fiscal Year shall be established no later than forty-five (45) days after the first day of such Fiscal Year; provided, however, that the Threshold Performance Level for the Fiscal Year commencing May 1, 1993 shall be established by the Committee within a reasonable period of time after this Plan is adopted by the Board. In the event the Committee fails to establish a Threshold Performance Level for a Fiscal Year, the Plan shall be deemed suspended for such Fiscal Year and no Performance Award shall be payable to any Participant with respect to such Fiscal Year.

         (c) Determination of Performance Award.

If the Actual Performance Level does not exceed the Threshold Performance Level for a Fiscal Year, no Performance Awards shall be payable for such Fiscal Year.

For a Fiscal Year in which the Actual Performance Level exceeds the Threshold Performance Level, each Participant shall receive, or shall have his Account credited with, a Performance Award equal to a percentage of his Compensation, not in excess of eight percent (8%), determined as follows:

                             "A" multiplied by "B",

                                 divided by "C",
                                      where

"A" is the difference, in terms of dollars of Net Income, between the Actual Performance Level and the Threshold Performance Level;

"B" is forty percent (40%); and

         "C" is the aggregate of all Compensation for the Fiscal Year.

An employee who ceases to participate in this Plan during a Fiscal Year pursuant to Section 4.2 (other than on account of death, Disability or retirement) shall not be entitled to any Performance Award for such Fiscal Year. Notwithstanding the foregoing, a Participant who separates from employment with the Employer during a Fiscal Year which the Committee determines to be a Termination for Cause shall not be entitled to any Performance Award for such Fiscal Year.

         (d) Payment of Performance Award. The dollar amount represented by the percentage of each Participant's Compensation determined under Subsection (c), above, shall be converted to Common Shares on behalf of such Participant. Such conversion shall be based on the Fair Market Value of a Common Share as of the close of business on the last day of the applicable Fiscal Year, with any resulting fractional share rounded to the nearest whole share. The Common Shares shall be credited to the Participant's Account as Restricted Shares no later than sixty (60) days after the end of the applicable Fiscal Year, if such Participant is not vested in such shares on such date. The Common Shares shall be delivered to the Participant no later than sixty (60) days after the end of the applicable Fiscal Year, if such Participant is vested in such shares on such date. A Participant shall be vested in shares, and shall receive any Restricted Shares credited to his Account, as determined under Section 5.2, below.

SECTION 5.2 Vesting and Payment of Restricted Shares.

         (a) General. A Participant shall have a nonforfeitable interest in all Restricted Shares credited to his Account on the earlier of the date he:

             (i) completes fifteen (15) years of service in one or more of the positions set forth in Section 4.1 (including service described in Section 4.3);

             (ii)   attains age sixty-two (62); or

             (iii)  dies or incurs a Disability.

All Restricted Shares credited to a Participant's Account shall be forfeited if the Participant separates from employment with the Employer prior to becoming vested in such shares in accordance with the preceding sentence. All Restricted Shares credited to a Participant's Account shall be delivered to such Participant (or his beneficiary, as the case may be) within sixty (60) days of the last day of the month in which the Participant becomes vested in his Restricted Shares.

         (b) Rights While Nonvested. During the period a Participant is not vested in the Restricted Shares credited to his Account, such Participant shall have all of the rights of a stockholder of the Company, including the right to vote the Restricted Shares credited to his Account and the right to receive any cash dividends with respect to such shares. The Company shall maintain all Restricted Shares in the Participant's Account, and shall act as custodian of such shares during the period the Participant is not vested in such shares.

         (c) Rights After Vesting. A Participant who becomes vested in Restricted Shares in accordance with Subsection (a) shall receive any future Performance Awards to which he becomes entitled after such vesting in the form of Common Shares. Such Common Shares shall be paid to such Participant in accordance with Section 5.1(d).


                                   ARTICLE VI
             EVENTS OCCURRING PRIOR TO VESTING OF RESTRICTED SHARES

If, prior to the vesting of Restricted Shares credited to Participants'
Accounts,

         (a) With respect to a Participant who is a party to a change in control agreement and to which the Company also is a party ("Change Agreement"), a "change in control' occurs as defined in (and subject to the terms of) that Participant's Change Agreement; or

         (b) With respect to all Participants, there occurs approval by the Company's stockholders of a definitive agreement (i) to merge or consolidate the Company with or into another corporation in which the Company is not the continuing or surviving corporation or pursuant to which any Common Shares would be converted into cash, securities or other property of another corporation, other than a merger of the Company in which holders of Common Shares immediately before the merger have the same proportionate ownership of shares of the surviving corporation immediately after the merger as immediately before or (ii) within a 12-consecutive calendar month period, to sell or otherwise dispose of 50 percent or more of the book value of the combined assets of the Company and all "related entities" (for purposes of this definition, (i) "book value" will be established on the basis of the latest consolidated financial statement the Company filed with the Securities and Exchange Commission before the date any 12-consecutive calendar month measurement period began and (ii) "related entity" means (A) an entity related to the Company by application of Internal Revenue Code of 1986, as amended ("Code") Sections 414(b) and (c), as modified by Code Section 415(h) or (B) an affiliated service group [as defined in

                  Code Section 414(m)] or other organization described in Code
                  Section 414(o) that includes the Company),

the vesting requirements under Section 5.2(a) shall be deemed satisfied (i) as to the Participants described in both Article VI(a) and (b) if, within 36 months after the occurrence of an event described in Article VI(b), the Plan is terminated and not replaced with a similar program providing comparable benefits and features and (ii) as to the Participants described in Article VI(a) only, an event occurs that generates a change in control payment under that Participant's Change Agreement, (iii) the Committee or Company shall deliver such Restricted Shares to the appropriate Participants as soon as practicable thereafter.


                                   ARTICLE VII
                                 ADMINISTRATION

SECTION 7.1 General. The Administrator shall be the Committee, or such other person or persons as designated by the Committee. Except as otherwise specifically provided in this Plan, the Administrator shall be responsible for administration of this Plan.

SECTION 7.2 Administrative Rules. The Administrator may adopt such rules of procedure as it deems desirable for the conduct of its affairs, except to the extent that such rules conflict with the provisions of this Plan. To the extent the Committee is the Administrator, the Administrator may make any decision or take any action under this Plan only by a meeting of a majority of the Committee members or by written action without a meeting signed by all members of the Committee.

SECTION 7.3 Duties. The Administrator shall have the following rights, powers and duties:

         (a) The decision of the Administrator in matters within its jurisdiction shall be final, binding and conclusive upon the Employer and upon any other person affected by such decision.

         (b) The Administrator shall have the duty and authority to interpret and construe the provisions of this Plan, to determine eligibility for benefits and the appropriate amount of any benefits, to decide any question which may arise regarding the rights of employees, Participants, and beneficiaries, and the amounts of their respective interests, to adopt such rules and to exercise such powers as the Administrator may deem necessary for the administration of this Plan, and to exercise any other rights, powers or privileges granted to the Administrator by the terms of this Plan.

         (c) The Administrator shall maintain full and complete records of its decisions. Its records shall contain all relevant data pertaining to the Participant and his rights under this Plan. The Administrator shall have the duty to maintain Account records of all Participants.

         (d) The Administrator shall cause the principal provisions of this Plan to be communicated to the Participants, and a copy of this Plan and other documents shall be available at the principal office of the Company for inspection by the Participants at reasonable times determined by the Administrator.

         (e) The Administrator shall periodically report to the Board with respect to the status of this Plan.

SECTION 7.4 Fees. No fee or compensation shall be paid to any person for services as the Administrator.


                                  ARTICLE VIII
                            MISCELLANEOUS PROVISIONS

SECTION 8.1 Amendment and Termination of Plan. The Committee with the approval of the Board may amend, modify or terminate this Plan at any time and from time to time. Notwithstanding the preceding, no amendment, modification or termination of this Plan shall impair the vesting in Restricted Shares credited to a Participant's Account, or reduce the Performance Award of a Participant, both as determined as of the day immediately preceding the effective date of such amendment, modification or termination. No amendment or modification of this Plan shall be effective prior to the approval of the stockholders of the Company if such amendment or modification would (a) except as provided in this Plan, increase the total number of shares reserved for the purpose of this Plan;
(b) change the class of employees eligible to participate in this Plan; or (c) require stockholder approval to the extent necessary to maintain the status of this Plan as a plan satisfying the requirements of Rule 16b-3 of the Securities and Exchange Commission.

SECTION 8.2 No Assignment. The Participant shall not have the power to pledge, transfer, assign, anticipate, mortgage or otherwise encumber or dispose of in advance any interest in amounts payable hereunder or any of the payments provided for herein, nor shall any interest in amounts payable hereunder or in any payments be subject to seizure for payments of any debts, judgments, alimony or separate maintenance, or be reached or transferred by operation of law in the event of bankruptcy, insolvency or otherwise.

SECTION 8.3 Successors and Assigns. The provisions of the Plan are binding upon and inure to the benefit of each Employer, its successors and assigns, and the Participant, his beneficiaries, heirs, legal representatives and assigns.

SECTION 8.4 Governing Law. The Plan shall be subject to and construed in accordance with the laws of the State of Ohio.

SECTION 8.5 No Guarantee of Employment. Nothing contained in the Plan shall be construed as a contract of employment or deemed to give any Participant the right to be retained in the employ of an Employer or any equity or other interest in the assets, business or affairs of an Employer. No Participant hereunder shall have a security interest in assets of an Employer used to make contributions or pay benefits.

SECTION 8.6 Income Tax Payment. No later than the date as of which an amount received pursuant to this Plan first becomes includible in the gross income of a Participant (or his beneficiary) for federal income tax purposes, the Participant (or his beneficiary) and the Company shall agree upon the appropriate arrangement to satisfy the withholding obligations of the Company with respect to the payment of any federal, state, or local taxes of any kind required by law on such payment.

SECTION 8.7 Beneficiary Designation Procedure. The Administrator shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant's death are to be paid.

SECTION 8.8 Severability. If any provision of this Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of this Plan, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been included herein.

SECTION 8.9 Notification of Addresses. Each Participant and each beneficiary shall file with the Administrator, from time to time, in writing, the post office address of the Participant, the post office address of each beneficiary, and each change of post office address. Any communication, statement or notice addressed to the last post office address filed with the Administrator (or if no address was filed, then to the last post office address of the Participant or beneficiary as shown on the Employer's records) shall be binding on the Participant and each beneficiary for all purposes of this Plan and neither the Administrator nor the Employer shall be obligated to search for or ascertain the whereabouts of any Participant or beneficiary.

SECTION 8.10 Bonding. The Administrator and all agents and advisors employed by it shall not be required to be bonded.

SECTION 8.11 Stock Transfer Restrictions. All certificates for Common Shares or other securities delivered under this Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Shares are then listed and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.


                                   ARTICLE IX
                                     FUNDING

The entire cost of this Plan shall be paid from the general assets of the Employer. No liability for the payment of benefits under the Plan shall be imposed upon any officer, trustee, employee, or agent of an Employer.

                                    ARTICLE X
                                 INDEMNIFICATION

The Company shall indemnify and hold harmless any individual designated by the Committee as an Administrator, each member of the Board and each member of the Committee duly appointed by the Board from and against any and all liabilities, costs, and expenses incurred by such persons as a result of any act, or omission to act, in connection with the performance of such persons' duties, responsibilities and obligations under this Plan, other than such liabilities, costs and expenses as may result from the willful conduct or criminal acts of such persons.




The undersigned, pursuant to the approval of the Board on May 7, 2002, does herewith execute this Bob Evans Farms, Inc. First Amended and Restated 1993 Long Term Incentive Plan for Managers.


                                             /s/ Stewart Owens
                                             -------------------------------
                                             Stewart K. Owens
                                             Chairman and C.E.O.